UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2017 (May 11, 2017)

Commission File Number 0-8084

Connecticut Water Service, Inc.
(Exact name of registrant as specified in its charter)

Connecticut (State or other jurisdiction of incorporation or organization)	06-0739839 (I.R.S. Employer Identification No.)

93 West Main Street, Clinton, CT (Address of principal executive office)	06413 (Zip Code)

(860) 669-8636
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
Connecticut Water Service, Inc. (the “Company”) held its Annual Meeting of Shareholders on May 11, 2017 (the “Annual Meeting”). At the Annual Meeting, the shareholders re-elected Mary Ann Hanley, Richard H. Forde and Ellen C. Wolf to the Company’s Board of Directors (the “Board”).

At the Annual Meeting, the Company’s shareholders voted on the following proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission and distributed to shareholders on March 31, 2017 (the “2017 Proxy Statement”).

(1) A proposal to elect three nominees to the Board, with Ms. Hanley, Mr. Forde and Ms. Wolf to serve terms expiring at the 2020 annual meeting of shareholders. Each director was elected and received the following votes:

Director	For	Withheld	Broker Non-Votes
Mary Ann Hanley	17,399,427	1,197,724	9,352,380
Richard H. Forde	17,934,789	66,362	9,352,380
Ellen C. Wolf	17,953,464	643,687	9,352,380

(2) A proposal to approve a non-binding advisory resolution regarding the compensation of the Company’s named executive officers as disclosed in the 2017 Proxy Statement. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
17,518,008	851,452	227,691	9,352,380

(3) Advisory vote regarding the frequency for the non-binding shareholder vote regarding approval of the compensation of the Company’s named executive officers:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
14,848,343	229,929	3,376,650	142,229	9,352,380

The vote results show that a majority of the votes cast were cast in favor of conducting the advisory vote on executive compensation on an annual basis. In light of this vote, and consistent with the Company’s recommendation as described in its 2017 proxy statement, the Company’s Board of Directors has determined to implement an annual advisory vote on compensation for the named executive officers, until the next advisory vote on frequency is held (which must be conducted at least every 6 years).

(4) A proposal to ratify the appointment of Baker Tilly Virchow Krause LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The proposal was approved and received the following votes:

For	Against	Abstain
27,515,762	344,953	88,816

Item 8.01    Other Events

2017 Annual Meeting of Shareholders

On May 11, 2017, the Company held its 2017 Annual Meeting of Shareholders at the Madison Beach Hotel in Madison, Connecticut. At the Annual Meeting, the Company’s shareholders elected a slate of three Class II Directors, approved a non-binding advisory resolution regarding the compensation of the Company’s named executive officers, provided an advisory vote regarding the frequency for the non-binding shareholder vote regarding approval of the compensation of the Company’s named executive officers, and ratified the Audit Committee’s appointment of Baker Tilly Virchow Krause LLP as independent auditors for 2017.

The President/CEO and the Senior Vice President/CFO’s presentation at the Annual Meeting of Shareholders has been made available for viewing for 30 days at the Company’s web site: www.ctwater.com/investors on the “Events & Presentations” page. The presentation is attached hereto as Exhibit 99.1, and is hereby incorporated by reference.

On May 12, 2017, the Company issued a press release concerning the results of the 2017 Annual Meeting. A copy of this press release is attached hereto as Exhibit 99.2 and is hereby incorporated herein by reference.

Award of Restricted Shares to Non-Employee Directors

The Board approved the award of restricted shares of the Company’s Common Stock to each of the Company’s non-employee directors under the Company’s 2014 Performance Stock Program (the “Program”). These annual awards are consistent with a similar set of awards made in May of each year 2007-2016 pursuant to the Board’s director compensation policies established by the Board in 2007.

In 2017, the number of shares of Common Stock comprising each restricted share award shall, in each case, be equal to $20,000 divided by the fair market value (as calculated under the Program) of a share of Common Stock on May 10, 2017, the day prior to date of grant, and rounded up to the nearest whole share. The awards are not subject to the attainment of performance conditions and will vest in full as of May 11, 2018, the first anniversary of the date of grant. Each award will be evidenced by a written award agreement between the Company and the non-employee director.

A copy of the form of restricted share award agreement for non-employee directors is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Declaration of Dividends

At its May 11, 2017 organizational meeting, the Board declared a quarterly cash dividend of $0.2975 per common share payable on June 15, 2017 for shareholders of record as of June 1, 2017. In addition, the Board also declared a quarterly cash dividend of $0.20 per share on Preferred A shares payable on July 17, 2017 for shareholders of record as of July 3, 2017, and a quarterly cash dividend of $0.225 on Preferred 90 (OTCBB: CTWSP) shares payable on September 4, 2017 for shareholders of record as of July 21, 2017.

On May 11, 2017, the Company issued a press release regarding the declaration of dividends. A copy of the Company’s May 11, 2017 press release is filed herewith as Exhibit 99.3 and is hereby incorporated by reference herein.

First Quarter Earnings Release

On May 8, 2017, the Company issued a press release announcing its earnings for the first quarter of 2016. A copy of the Company’s May 8, 2017 press release is filed herewith as Exhibit 99.4 and is hereby incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits:

The following documents are filed herewith as exhibits:

(d)	Exhibits

10.1
Form of Restricted Share Award Agreement for non-employee Directors under the Company’s 2014 Performance Stock Program (incorporated by reference from Exhibit 10.1 to current report on Form 8-K filed on May 11, 2015).

99.1	President/CEO and the Senior Vice President/CFO’s presentation at the Annual Meeting of Shareholders, May 11, 2017, filed herewith.
99.2	Company Press Release dated May 12, 2017 regarding Annual Meeting matters, filed herewith.
99.3	Company Press Release regarding annual meeting matters and declaration of dividends, dated May 11, 2017, filed herewith.
99.4	Company Press Release reporting earnings for the first quarter of 2017, dated May 8, 2017, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Connecticut Water Service, Inc. (Registrant)
Date: May 15, 2017	By: /s/ David C. Benoit David C. Benoit Senior Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Form of Restricted Share Award Agreement for non-employee Directors under the Company’s 2014 Performance Stock Program (incorporated by reference from Exhibit 10.1 to current report on Form 8-K filed on May 11, 2015).

99.1	President/CEO and the Senior Vice President/CFO’s presentation at the Annual Meeting of Shareholders, May 11, 2017, filed herewith.
99.2	Company Press Release dated May 12, 2017 regarding Annual Meeting matters, filed herewith.
99.3	Company Press Release regarding annual meeting matters and declaration of dividends, dated May 11, 2017, filed herewith.
99.4	Company Press Release reporting earnings for the first quarter of 2017, dated May 8, 2017, filed herewith.